SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          APRIL 3, 2002 (APRIL 3, 2002)



                            OMNI NUTRACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            UTAH                     0-18160              87-046822

(STATE OF OTHER JURISDICTION      (COMMISSION           (IRS EMPLOYER
       OF INCORPORATION)          FILE NUMBER)        IDENTIFICATION NO.)




                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



                                                                        Page No.
                                                                        --------

Item 5.    Other Events

           (a)   Resignation of Chairman of the Board . . . . . . . . . . . .  3

           (b)   Notice of Disposition of Collateral  . . . . . . . . . . . .  3

Item 7.    Exhibits 3

Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4


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ITEM  5.  OTHER  EVENTS
-----------------------

     (a)  Chairman  of  the  Board  Resigns

               Effective on March 29, 2002, Mr. Andrew Vollero, Jr., Chairman of the Board of Omni Nutraceuticals, Inc., a Utah corporation (the "Company"), resigned from the Chairman of the Board post of the Board of Directors of the Company. Attached hereto as Exhibit 1 is the letter of resignation received from Mr. Vollero.

     (b)  Notification  of  Disposition  of  Collateral

               The Company received notification from the first secured lender, First Source Loan Obligations Insured Trust, of its intent to sell collateral to satisfy the unpaid indebtedness secured by that collateral. Attached hereto as Exhibit 2 is the Notification of Disposition of Collateral received from First Source Loan Obligations Insured Trust.


ITEM  7.  EXHIBITS.
-------------------


               (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


Exhibit Number                   Description of Exhibit
--------------                   ----------------------

      1 Letter of Resignation from Mr. Andrew Vollero, Jr., Chairman of the Board

      2 Notification of Disposition of Collateral from First Source Loan Obligations Insured Trust


                                        3
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OMNI  NUTRACEUTICALS,  INC.


Date:  April 8, 2002                           By:  /s/  Klee Irwin
                                                  ------------------------------
                                                  Klee Irwin
                                                  President and Chief Executive
                                                  Officer


                                        4
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